PACIFIC CAPITAL FUNDS
(the “Funds”)
Supplement dated October 16, 2007
to Prospectuses dated November 28, 2006
(the “Prospectuses”)
Information with respect to Redemption Fees in the Class A/B/C Prospectus (pages 6, 11, 71 and 81) and the Class Y Prospectus (pages 6, 10, 60 and 62) is revised as follows:
Effective October 16, 2007, the New Asia Growth Fund and International Stock Fund may assess a redemption fee of 2.00% of the total redemption amount for any shares redeemed or exchanged within 30 days, rather than 90 days, after the date they were acquired.
Information in the “Shareholder Information — Redemption Fees” section of the Class A/B/C Prospectus (page 71) and the Class Y Prospectus (page 60) is revised as follows:
The fifth and sixth sentences are revised to indicate that although the Funds have a goal of applying this redemption fee to most such redemptions, the Funds may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through portfolio rebalancing programs of institutional investment managers (including those of Bank of Hawaii and its affiliates) or systematic withdrawal plans, redemptions requested within 30 days following the death of the shareholder (or, if a trust, its beneficiary), or redemptions initiated by the Funds.
Information in the “Shareholder Information — Market Timing” section of the Class A/B/C Prospectus (page 72) and the Class Y Prospectus (page 60) is revised as follows:
The first bullet point is revised to indicate that to prevent disruption in the management of the Funds due to market timing strategies, trading activity may be limited to two round trips within any rolling 90 day period rather than four substantial exchanges within a twelve month period.
PCP-SPABY 10/07